UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

See the disclosure contained in Item 2.01 below regarding the Amended Credit Facility, which is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On August 1, 2011, Air Methods Corporation (the “Company”) completed its acquisition of OF Air Holdings Corporation, the parent company of Omniflight Helicopters, Inc. and certain other subsidiaries (collectively, “Omniflight”).  The acquisition was completed substantially in accordance with the terms of the Agreement and Plan of Merger previously filed by the Company in a Current Report on Form 8-K dated June 2, 2011.  The purchase price was financed through cash on hand and $200 million of additional borrowing under the Company’s Amended and Restated Revolving Credit, Term Loan and Security Agreement dated July 5, 2011 (the “Amended Credit Facility”) by and among the Company, certain of the Company’s subsidiaries, and the Company’s bank group, led by KeyBank National Association, which was amended on August 1, 2011 to (i) provide for additional borrowing, (ii) make each Omniflight entity a borrower under the Amended Credit Facility, and (iii) extend the lenders’ security interest to include the acquired assets.

Item 2.02                      Results of Operations and Financial Condition

On August 4, 2011, the Company announced financial results for the quarter ended June 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure contained in Item 2.01 above regarding the Amended Credit Facility, which is incorporated herein by reference

Item 7.01                      Regulation FD Disclosure

On August 1, 2011, the Company issued a press release announcing the closing of the Company’s acquisition of Omniflight, as well as the closing of a $200 million term loan with its bank group, led by KeyBank National Association.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.2, shall neither be deemed “filed” for purposes of Section 18 of the Exchange Act nor incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Joinder to Amended and Restated Revolving Credit, Term Loan and Security Agreement.

99.1	Air Methods Corporation Press Release, dated August 4, 2011.

99.2	Air Methods Corporation Press Release, dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: August 4, 2011	By:	/s/ Trent J. Carman
Trent J. Carman, Chief Financial Officer

  EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder to Amended and Restated Revolving Credit, Term Loan and Security Agreement.

99.1	Air Methods Corporation Press Release, dated August 4, 2011.

99.2	Air Methods Corporation Press Release, dated August 1, 2011.